SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 12, 2005

FEDERATED DEPARTMENT STORES, INC.

7 West Seventh Street, Cincinnati, Ohio 45202 (513) 579-7000

-and-

151 West 34th Street, New York, New York 10001 (212) 494-1602

Delaware	1-13536	13-3324058
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

     On July 12, 2005, Federated Department Stores, Inc. ("Federated") provided GE Money Bank, formerly known as GE Capital Consumer Card Company ("GE Bank"), with a notice of its election to terminate the Amended and Restated Credit Card Program Agreement dated as of June 4, 1996 by and among GE Bank and Federated and certain of its affiliates parties thereto, as amended from time to time (the "Program Agreement"), at the expiration of the initial term thereof, which is scheduled to occur on May 1, 2006. A copy of this notice is filed herewith as Exhibit 99.1 and incorporated by this reference.

     On July 12, 2005, Federated also gave GE Bank irrevocable notice of Federated's election to purchase on May 1, 2006, subject to the receipt of all required regulatory approvals and expiration of all applicable waiting periods, all of the "Macy's" credit card accounts and related receivables and other related assets owned by GE Bank as of April 30, 2006 pursuant to the Program Agreement. The Program Agreement provides that the purchase price for the purchased assets will be equal to the "net book value" (as such term is defined in the Program Agreement) of the assets to be purchased as of the purchase date. A copy of this notice is filed herewith as Exhibit 99.2 and incorporated by this reference.

Item 1.02	Termination of a Material Definitive Agreement

The information set forth above in Item 1.01 is incorporated by reference into this Item 1.02.

Item 9.01
(c) Exhibits.

	99.1	Notice of Termination, dated July 12, 2005.

	99.2	Notice of Election to Purchase, dated July 12, 2005.

FEDERATED DEPARTMENT STORES, INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERATED DEPARTMENT STORES, INC.

Dated: July 14, 2005	By: /s/ Dennis J. Broderick
Name: Dennis J. Broderick
Title: Senior Vice President, General Counsel and Secretary

EXHIBIT 99.1

Federated

DEPARTMENT STORES, INC. 7 West Seventh Street - Cincinnati, Ohio 45202

ronald w. tysoe 513.579.7063

Vice Chairman 513.579.7462 (fax)

rtysoe@fds.com (e.mail)

July 12, 2005

VIA CERTIFIED MAIL

(return receipt requested)

AND

FACSIMILE

(513.459.6888)

GE Money Bank

(formerly GE Capital Consumer Card Co.)

5300 Kings Island Drive

Mason, OH 45040

Attention: Secretary

Re: Notice of Termination

Dear Madam or Sir:

Pursuant to Section 11.1 of the Amended and Restated Credit Card Program Agreement dated as of June 4, 1996 by and among GE Money Bank, formally known as GE Capital Consumer Credit Card Company ("GE Bank"), on the one hand, and Federated Department Stores, Inc. ("FDS") and certain of its affiliates parties thereto, on the other hand, as amended from time to time (the "Program Agreement"), FDS hereby gives notice of its election to terminate the Program Agreement at the expiration of the Initial Term, which is scheduled to occur pursuant to the Program Agreement on May 1, 2006.

FDS is providing, simultaneously herewith, a notice of its election to purchase all of the GE/Macy's Accounts and GE/Macy's Receivables included on the Master File (each as defined in the Program Agreement) owned by GE Bank as of 11:59 p.m. on April 30, 2006, in accordance with the terms of the Program Agreement.

Sincerely,

/s/ Ronald W. Tysoe

cc: General Electric Capital Corporation

1600 Summer Street

Stamford CT 06905

Attn: Counsel, Retailer Financial Services

Edward Brandt

Laura Dawson, Esq

Marvin Campbell, Esq.

EXHIBIT 99.2

Federated

DEPARTMENT STORES, INC. 7 West Seventh Street - Cincinnati, Ohio 45202

ronald w. tysoe 513.579.7063

Vice Chairman 513.579.7462 (fax)

rtysoe@fds.com (e.mail)

July 12, 2005

VIA CERTIFIED MAIL

(return receipt requested)

AND

FACSIMILE

(513.459.6888)

GE Money Bank

(formerly GE Capital Consumer Card Co.)

5300 Kings Island Drive

Mason, OH 45040

Attention: Secretary

Re: Notice of Election to Purchase

Dear Madam or Sir:

Pursuant to Section 11.6 of the Amended and Restated Credit Card Program Agreement dated as of June 4, 1996 by and among GE Money Bank, formerly known as GE Capital Consumer Card Company ("GE Bank"), on the one hand, and Federated Department Stores, Inc. ("FDS") and certain of its affiliates parties thereto, on the other hand, as amended from time to time (the "Program Agreement"), FDS hereby gives irrevocable notice of its election to purchase all of the GE/Macy's Accounts and GE/Macy's Receivables included on the Master File (each as defined in the Program Agreement) owned by GE Bank as of 11:59 p.m. on Sunday, April 30, 2006. The purchase and sale of the GE/Macy's Accounts and GE/Macy's Receivables, together with all GE/Macy's Account Documentation and GE/Macy's Credit Card Documentation (each as defined in the Program Agreement) and all other records and documentation relating to the GE/Macy's Accounts shall occur on Monday, May 1, 2006, subject to the receipt of all required regulatory approvals and expiration of all applicable waiting periods.

FDS is providing, simultaneously herewith, a notice of its election to terminate the Program Agreement as of the expiration of the Initial Term.

Sincerely,

/s/ Ronald W. Tysoe

cc: General Electric Capital Corporation

1600 Summer Street

Stamford CT 06905

Attn: Counsel, Retailer Financial Services

Edward Brandt

Laura Dawson, Esq.

Marvin Campbell, Esq.